UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2024
Atlanticus Holdings Corporation

(Exact name of registrant as specified in its charter)

Georgia	000-53717	58-2336689
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Five Concourse Parkway, Suite 300, Atlanta, Georgia 30328
(Address of principal executive offices)

Registrant’s telephone number, including area code: 770-828-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol	Name of exchange on which registered
Common stock, no par value	ATLC	Nasdaq Global Select Market
7.625% Series B Cumulative Perpetual Preferred Stock, no par value	ATLCP	Nasdaq Global Select Market
6.125% Senior Notes due 2026	ATLCL	Nasdaq Global Select Market
9.25% Senior Notes due 2029	ATLCZ	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On August 26, 2024, Atlanticus Holdings Corporation (the “Company”) entered into an Amended and Restated At Market Issuance Sales Agreement (the “Sales Agreement”) with B. Riley Securities, Inc. (the “Sales Agent”) providing for the sale by the Company of up to an aggregate offering price of $100,000,000 of the Company’s (i) 7.625% Series B Cumulative Perpetual Preferred Stock, no par value per share and liquidation preference of $25.00 per share (the “Preferred Stock”), and (ii) 9.25% Senior Notes due 2029 (the “ATM Notes” and, together with the Preferred Stock, the “Offered Securities”), from time to time through the Sales Agent, in connection with the Company’s “at-the-market” offering program (the “Offering”). The Sales Agreement amends and restates the At Market Issuance Sales Agreement that the Company had entered into with the Sales Agent on August 10, 2022.

The Offered Securities will be offered and sold pursuant to the Company’s shelf registration statement on Form S-3 (the “Shelf Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) on May 10, 2024, which became effective on May 21, 2024. A prospectus supplement relating to the Offering has been filed today with the SEC.

From time to time during the term of the Sales Agreement, the Company may deliver a placement notice to the Sales Agent specifying the length of the selling period, any limitation on the aggregate principal amount of Offered Securities that may be sold in any one day and any minimum price below which sales may not be made.

Upon its acceptance of any placement notice from the Company, the Sales Agent will use its commercially reasonable efforts consistent with its normal trading and sales practices to sell the Offered Securities up to the amount specified in, and otherwise in accordance with the terms of, the placement notice. Sales of the Offered Securities may be made in transactions that are deemed to be “at the market offerings” as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on or through the NASDAQ Global Select Market. The Company may instruct the Sales Agent not to sell the Offered Securities if the sales cannot be effected at or above the price designated by the Company in any placement notice. The Company or the Sales Agent may suspend the Offering at any time upon proper notice and subject to other conditions.

The Company will pay the Sales Agent a commission for its services in acting as agent in the sale of the Offered Securities, if any. The Sales Agent will be entitled to compensation in an amount equal to two percent (2.0%) of the gross proceeds of all of the Offered Securities, if any, sold through it under the Sales Agreement.

The Offering of Offered Securities pursuant to the Sales Agreement will terminate upon the earlier of (i) the sale of all Offered Securities subject to the Sales Agreement or (ii) termination of the Sales Agreement.

The Company made certain customary representations, warranties and covenants concerning the Company and the Offered Securities in the Sales Agreement and also agreed to indemnify the Sales Agent against certain liabilities.

The Company intends to use the net proceeds from the Offering, if any, for general corporate purposes.

The ATM Notes are an additional issue of the Company’s $117.25 million aggregate principal amount of 9.25% Senior Notes due 2029 that the Company sold in January, February and July 2024 (the “Existing Notes” and, together with the ATM Notes, unless the context requires otherwise, the “Notes”). The ATM Notes will form a single series with the Existing Notes and have the same terms as the Existing Notes (other than with respect to the price to the public, the issue date and the initial interest payment date). The ATM Notes will have the same CUSIP number and will be fungible and rank equally with the Existing Notes.

On August 26, 2024, the Company entered into a fifth supplemental indenture (the “Fifth Supplemental Indenture”) to its indenture dated as of November 22, 2021 (the “Base Indenture”; as previously supplemented and as further supplemented by the Fifth Supplemental Indenture, the “Indenture”) between the Company and U.S. Bank Trust Company, National Association (successor to U.S. Bank National Association), as trustee (the “Trustee”). The Indenture establishes the form, and provides for the issuance from time to time, if any, of the ATM Notes. The Indenture also contains customary events of default and cure provisions.

The Notes are general unsecured obligations of the Company and rank equally in right of payment with all of the Company’s existing and future senior unsecured and unsubordinated indebtedness, and rank senior in right of payment to the Company’s future subordinated indebtedness, if any. The Notes are effectively subordinated to all of the Company’s existing and future secured indebtedness, to the extent of the value of the assets securing such indebtedness, and the Notes are structurally subordinated to all existing and future indebtedness and other liabilities (including trade payables) of the Company’s subsidiaries (excluding any amounts owed by such subsidiaries to the Company). The Notes bear interest at the rate of 9.25% per annum. Interest on the Notes is payable quarterly in arrears on January 15, April 15, July 15, and October 15 of each year. The Notes mature on January 31, 2029.

The foregoing description of the material terms of the Sales Agreement, the Fifth Supplemental Indenture and the Notes is qualified in its entirety by reference to the full text of the Sales Agreement, the Fifth Supplemental Indenture and the Notes, copies of which are filed as Exhibit 1.1, Exhibit 4.1 and Exhibit 4.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Troutman Pepper Hamilton Sanders LLP, counsel to the Company, has issued a legal opinion relating to the legality of the issuance and the sale of the Offered Securities. A copy of such legal opinion, including the consent included therein, is attached as Exhibit 5.1 hereto.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Amended and Restated At Market Issuance Sales Agreement, dated August 26, 2024, by and between Atlanticus Holdings Corporation and B. Riley Securities, Inc.

4.1	Fifth Supplemental Indenture, dated as of August 26, 2024, by and between the Company and U.S. Bank Trust Company, National Association, as trustee

4.2	Form of 9.25% Senior Notes due 2029 (included in Exhibit 4.1)

5.1	Opinion of Troutman Pepper Hamilton Sanders LLP

23.1	Consent of Troutman Pepper Hamilton Sanders LLP (contained in Exhibit 5.1 above)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTICUS HOLDINGS CORPORATION

Date: August 26, 2024	By:	/s/ William R. McCamey
Name: William R. McCamey
Title: Chief Financial Officer

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